UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2004

                           Mpower Holding Corporation

         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

      Delaware                       0-32941                     52-2232143
      --------                       -------                     ----------
   (State or other                 (Commission                (I.R.S. Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation)

    175 Sully's Trail, Pittsford, NY                   14534
    --------------------------------                   -----
(Address of principal executive offices)            (Zip Code)

Registrants' telephone number, including area code:  (585) 218-6550
                                                     --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  Other Events and Regulation FD Disclosure

         Mpower Holding Corporation today announced that its common stock has been approved for listing on the American Stock Exchange (AMEX) and will trade under the symbol "MPE" effective with the opening of the market May 20, 2004.


ITEM 9.  Regulation FD Disclosure

         On May 17, 2004, the Company issued the press release attached as
Exhibit 99.1 to this Form 8-K concerning the Company's approval for listing on the AMEX.

         The information contained in the press release, which is being furnished under Item 9 of this report and exhibit 99.1 are furnished and are not considered "filed" with the Securities and Exchange Commission. As such, this information and Exhibit 99.1 shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.


         Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower Holding Corporation cautions investors that certain statements contained herein and in the press release attached hereto as Exhibit 99.1 that state management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader that these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, the changes in federal or state telecommunications regulations, future sales growth, market acceptance of our product and service offerings, the liquidity of our common stock, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, changes in technology, price competition and other market conditions and risks detailed from time to time in our Securities and Exchange Commission filings. The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Mpower Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 17, 2004           MPOWER HOLDING CORPORATION



                                 By:    /s/ Michael J. Tschiderer
                                    --------------------------------------------
                                 Name:  Michael J. Tschiderer
                                 Title: Vice President of Finance and Controller



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                                  EXHIBIT INDEX

Exhibit No.    Description of Document
-----------    -----------------------

99.1           Press Release issued by Mpower Holding Corporation on May 17,
               2004.



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